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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     February 23, 2000
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                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



    Georgia                       1-7604                      58-0678148
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(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification
incorporation)                                              Number)


  1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

         Crown Crafts, Inc. (the "Company") announced today that it has entered into amendments (collectively, the "Amendments") to its credit agreements with its lenders and has simultaneously obtained an additional $10.0 million conditional loan commitment from its factor. The Amendments, among other things, cure all of the Company's previously announced financial covenant defaults.

         The description of the Amendments contained herein is qualified in its entirety by reference to the terms of the Amendments, forms of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto:

         Exhibit No. 10.1   Amendment No. 1 to Bank of America Revolving Credit
                            Agreement
         Exhibit No. 10.2   Amendment No. 1 to Wachovia Bank Revolving Credit
                            Agreement
         Exhibit No. 10.3   Waiver of The Prudential Insurance Company of
                            America



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CROWN CRAFTS, INC.



                              By: /s/   David S. Fraser
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                                 Name:  David S. Fraser
                                 Title: Vice President, Chief Financial Officer


Dated:   February 24, 2000